Exhibit 10.9

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

Amendment (CW644410)
To Master Service Provider Agreement
(Contract ID No. 70575)

This Amendment (“Amendment”) to the Master Service Provider Agreement, dated December 6, 2004, as amended (the “Agreement”) is made and entered into as of the xxth day of January 2014 (“Amendment Effective Date”) among JPMorgan Chase Bank, National Association (“JPMC”), with an office located at 270 Park Avenue, New York, New York, 10017 and Virtusa Corporation located at 2000 West Park Drive, Westborough, MA 01581 (“US Supplier”) and Virtusa India Pvt. Ltd., 3rd Floor, My Home Tycoon, Begum pet, Hyderabad 500-016, India (“Offshore Supplier”) collectively (“supplier”).

WHEREAS, JPMC and Supplier have entered into the Agreement, as amended, and

WHEREAS, JPMC and Supplier now wish to further amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the promises, terms and conditions set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

1.                                      Effective January 1, 2014, to amend the Exhibit G to the Agreement as follows:

(a)         The Title of Exhibit G is hereby amended and restated to be “Pricing, Rate Card and Volume Discount”

(b)         The pricing set forth on Exhibit G, including the associated terms (collectively, the “Rate Card), is effective January 1, 2014 for all [************************] between the parties hereto [************************] JPMC reserves the right to review and adjust said Rate Card periodically (the frequency and results of such a review will be based upon supply, demand and/or other internal/external economic forces, but in no such case shall such review be less than annually.

(c)          The Volume Discount agreement set forth Exhibit G is effective January 1, 2014 and governs calendar year 2014 and 2015. [***********************************************************
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2.                                      Except as expressly amended herein, the Agreement remains in full force and effect for the period from January 1, 2014 to December 31, 2015.

3.                                      Terms not defined herein shall be as defined in the Agreement.

4.                                      By executing this Amendment. the parties hereto ratify and confirm the terms of the Agreement. as modified by the terms of this Amendment.

5.                                      This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

6.                                      If there shall be any conflict in the terms and conditions of the Agreement and the terms and conditions of this Amendment. the terms and conditions of this Amendment shall control and be binding.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

7.                                      All references in the Agreement in and/or to "this Agreement" and words of a like nature shall be deemed to refer to the Agreement, as amended and supplemented by this Amendment.

IN WITNESS WHEREOF, JPMC and Supplier have caused duly authorized representatives of their respective companies to execute this Amendment as of the Amendment Effective Date.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION		VIRTUSA CORPORATION

By:	/s/ Peter Van Allsberg	By:	/s/ Paul D. Tutun, Esq.

Printed Name:	Peter Van Allsberg	Printed Name:	Paul D. Tutun, Esq.

Title:	Executive Director	Title:	Senior Vice President and General Counsel

Date:	3/14/14	Date:	3/19/14

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

Exhibit G

Supplier Name: Virtusa Corporation

Supplier Rate Matrix 2014-2013

Updated                         1/6/2014

Onsite Rates

Position Level*	U.S. Primary Locations	U.S. Secondary Locations	EU Primary Locations	EU Secondary Locations	India Primary	India Secondary	APAC Primary	APAC Secondary	Philippines	China	Near Shore Primary	Near Shore Secondary
Maximum Hourly Bill Rate (in U.S. dollars) [*****]
[***	**	**	**	**	**	**	**	**	**	**	**	**
***	**	**	**	**	**	**	**	**	**	**	**	**
**	**	**	**	**	**	**	**	**	**	**	**	**
***	**	**	**	**	**	**	**	**	**	**	**	**
****	**	**	**	**	**	**	**	**	**	**	**	**	]

Offshore Rates

[Position Level*	U.S. Primary Locations	U.S. Secondary Locations	EU Primary Locations	EU Secondary Locations	India Primary	India Secondary	APAC Primary	APAC Secondary	Philippines	China	Near Shore Primary	Near Shore Secondary
Maximum Hourly Bill Rate** (in U.S. dollars)
***	**	**	**	**	*	**	**	**	**	**	**	**
****	**	**	**	**	*	**	**	**	**	**	**	**
**	**	**	**	**	*	**	**	**	**	**	**	**
***	**	**	**	**	*	**	**	**	**	**	**	**
****	**	**	**	**	*	**	**	**	**	**	**	**	]

Onsite Rate [********]

Offshore Rates [********]

U.S. Primary Locations [***]

U.S. Secondary Locations [******]

European Union Primary Locations [****]

European Union Secondary Locations [*******]

India Primary Locations [********]

India Secondary Locations [*******]

APAC Primary Locations [*********]

APAC Secondary Locations [************]

Philippines Locations [*****]

China Locations [****]

Near Shore Primary Locations [***********]

Near Shore Secondary Locations [**********]

OTHER DISCOUNTS:
[*] [*]

*See Position Level Descriptions

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

ASSOCIATED PRICING TERMS

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Volume Discount Agreement

Table 1

Volume Discount % Matrix [****************************]

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Volume Discount Terms and Conditions

1.              [********************************************************************************************

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5.              For clarification, see below examples.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

	[***** ****** *****	***** ********	****** *	****** ****** ***
Example 1	*******	***	****	*****
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